SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – July 27, 2004

TRIAD HOSPITALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29816	75-2816101
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Tennyson Parkway Plano, Texas	75024
(Address of principal executive offices)	(Zip Code)

(214) 473-7000

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

(c) Exhibit.

99.1	Press Release issued by Triad Hospitals, Inc. on July 27, 2004.

Item 12.	Results of Operations and Financial Condition.

On July 27, 2004, Triad Hospitals, Inc. issued a press release announcing its financial results for the three and six months ended June 30, 2004. A copy of the press release is furnished herewith and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/s/ DONALD P. FAY
Donald P. Fay
Executive Vice President, Secretary and General Counsel

Date: July 28, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Triad Hospitals, Inc. on July 27, 2004.